                                                                    EXHIBIT 23.1

CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Forms S-3 (No. 333-82496, No. 333-91225, No. 333-91235 and No.
333-17105) and Forms S-8 (No. 33-82410 and No. 333-91259) of our report dated
February 6, 2002, relating to the financial statements of SpatiaLight, Inc., which appear in this Amendment No. 2 on Form 10-KSB/A.



                                        /s/ BDO Seidman, LLP

San Francisco, California
April 26, 2002